Exhibit 99.1

Sirius XM Radio Inc. Prices Offering of $2.0 Billion of

4.000% Senior Notes Due 2028

NEW YORK—June 7, 2021—SiriusXM announced today that its subsidiary, Sirius XM Radio Inc., priced an offering of $2.0 billion of 4.000% Senior Notes due 2028. This represents an increase of $500 million in aggregate principal amount in the offering size of the Notes. The sale of the notes is expected to be consummated on or about June 21, 2021, subject to customary closing conditions.

The notes are to be sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States in compliance with Regulation S of the Securities Act.

The Senior Notes due 2028 will bear interest at an annual rate of 4.000%. The price to investors will be 100% of the principal amount of the notes. The company will receive gross proceeds of $2.0 billion from the sale of the Notes before deducting the initial purchasers’ commissions and estimated offering fees and expenses.

The company intends to use the net proceeds from this offering to redeem all of its outstanding 3.875% Senior Notes due 2022 and to repay, in part, borrowings outstanding under its senior secured credit facility. Beginning August 1, 2021, the company may redeem the 3.875% Senior Notes due 2022 at a redemption price of 100.000% of the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the redemption date. Pending application of the offering proceeds to redeem the 3.875% Senior Notes due 2022, the company currently expects to use all of the net proceeds to repay borrowings outstanding under its senior secured credit facility.

The securities have not been and will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. This announcement does not constitute a notice of redemption of the 3.875% Senior Notes due 2022.

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About SiriusXM

Sirius XM Holdings Inc. (NASDAQ: SIRI) is the leading audio entertainment company in North America, and the premier programmer and platform for subscription and digital advertising-supported audio products. Pandora, a subsidiary of SiriusXM, is the largest ad-supported audio entertainment streaming service in the U.S. SiriusXM and Pandora’s properties reach more than 150 million listeners, the largest addressable audience in the U.S., across all categories of digital audio – music, sports, talk, and podcasts. SiriusXM’s acquisitions of Stitcher and Simplecast, alongside industry-leading ad tech company AdsWizz, make it a leader in podcast hosting, production, distribution, analytics and monetization. SiriusXM, through Sirius XM Canada Holdings, Inc., also offers satellite radio and audio entertainment in Canada. In addition to its audio entertainment businesses, SiriusXM offers connected vehicle services to automakers.

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the intended use of proceeds of the anticipated notes offering. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the current coronavirus (COVID-19) pandemic is adversely impacting our business; our substantial competition that is likely to increase over time; our efforts to attract and retain subscribers and listeners, or convert listeners into subscribers, which may not be successful, and may adversely affect our business; we engage in extensive marketing efforts and the continued effectiveness of those efforts are an important part of our business; we rely on third parties for the operation of our business, and the failure of third parties to perform could adversely affect our business; we may not realize the benefits of acquisitions or other strategic investments and initiatives; a substantial number of our Sirius XM subscribers periodically cancel their subscriptions and we cannot predict how successful we will be at retaining customers; our ability to profitably attract and retain subscribers to our Sirius XM service as our marketing efforts reach more price-sensitive consumers is uncertain; our business depends in part upon the auto industry; failure of our satellites would significantly damage our business; our Sirius XM service may experience harmful interference from wireless operations; our Pandora ad-supported business has suffered a loss of monthly active users, which may adversely affect our Pandora business; our failure to convince advertisers of the benefits of our Pandora ad-supported service could harm our business; if we are unable to maintain revenue growth from our advertising products, particularly in mobile advertising, our results of operations will be adversely affected; changes to mobile operating systems and browsers may hinder our ability to sell advertising and market our securities; if we fail to accurately predict and play music, comedy or other content that our Pandora listeners enjoy, we may fail to retain existing and attract new listeners; privacy and data security laws and regulations may hinder our ability to market our services, sell advertising and impose legal liabilities; consumer protection laws and our failure to comply with them could damage our business; failure to comply with FCC requirements could damage our business; if we fail to protect the security of personal information about our customers, we could be subject to costly government enforcement actions and private litigation and our reputation could suffer; interruption or failure of our information technology and communications systems could impair the delivery of our service and harm our business; the market for music rights is changing and is subject to significant uncertainties; our Pandora services depends upon maintaining licenses with copyright owners and these licenses contain onerous terms; the rates we must pay for “mechanical rights” to use musical works on our

Pandora service have increased substantially and these new rates may adversely affect our business; our use of pre-1972 sound recordings on our Pandora service could result in additional costs; failure to protect our intellectual property or actions by third parties to enforce their intellectual property rights could substantially harm our business and operating results; some of our services and technologies may use “open source” software, which may restrict how we use or distribute our services or require that we release the source code subject to those licenses; rapid technological and industry changes and new entrants could adversely impact our services; existing or future laws and regulations could harm our business; we are a “controlled company” within the meaning of the NASDAQ listing rules and, as a result, qualify for, and rely on, exemptions from certain corporate governance requirements; while we currently pay a quarterly cash dividend to holders of our common stock, we may change our dividend policy at any time; our principal stockholder has significant influence, including over actions requiring stockholder approval, and its interests may differ from the interests of other holders of our common stock; if we are unable to attract and retain qualified personnel, our business could be harmed; our facilities could be damaged by natural catastrophes or terrorist activities; the unfavorable outcome of pending or future litigation could have an adverse impact on our operations and financial condition; we may be exposed to liabilities that other entertainment service providers would not customarily be subject to; our business and prospects depend on the strength of our brands; and we have a significant amount of indebtedness, and our debt contains certain covenants that restrict our operations. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our Annual Report on Form 10-K for the year ended December 31, 2020, which is filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov ). The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Source: SiriusXM

Media contacts for SiriusXM:

Hooper Stevens

212-901-6718

Hooper.stevens@siriusxm.com

Patrick Reilly

212-901-6646

patrick.reilly@siriusxm.com